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                                                                   EXHIBIT 10.22

                       ISSUING AND PAYING AGENT AGREEMENT

         THIS ISSUING AND PAYING AGENT AGREEMENT (the "Agreement") is entered into as of April 21, 2003 by and between U.S. Bank Trust National Association (the "Bank") with offices at 100 Wall Street, Suite 1600, New York, New York 10005 and RPM International Inc. (the "Company") regarding the following commercial paper program of the Company: the RPM International Inc. 4(2) Commercial Paper Program (hereinafter referred to as the "Program")

         WITNESSETH:

         WHEREAS, at the request of the Company, the Bank is prepared to act (a) as depositary for the safekeeping of certain notes of the Company which may be issued and sold in the United States commercial paper market under the Program (the "Commercial Paper Notes"; such Commercial Paper Notes when issued in book-entry form being hereinafter referred to as "Book-Entry Commercial Paper Notes" and when issued in the form of certificated promissory notes being hereinafter referred to as "Certificated Commercial Paper Notes"), (b) as issuing agent on behalf of the Company in connection with the issuance of the Commercial Paper Notes, (c) as paying agent to undertake certain obligations to make payments in respect of the Commercial Paper Notes, and (d) as depositary to receive certain funds on behalf of the Company, as set forth herein, and

         WHEREAS, this Agreement will govern the Bank's rights, powers and duties as such depositary, issuing agent and paying agent for the Commercial Paper Notes and the Company's rights and obligations in connection therewith.

         NOW THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

         1. APPOINTMENT OF BANK. The Company hereby appoints the Bank and the Bank hereby agrees to act, on the terms and conditions specified herein, as depositary, and issuing and paying agent for the Commercial Paper Notes issued under the Program. The Commercial Paper Notes will be sold through such commercial paper dealers and/or placement agents as the Company shall have notified the Bank in writing from time to time (collectively, the "Dealers"). The Dealer is currently U.S. Bancorp Piper Jaffray.

         2. LETTER OF REPRESENTATIONS. The Company will promptly deliver to the Bank an executed version of the form of Letter of Representations (the "Letter of Representations") provided by The Depository Trust Company ("DTC"). The Company understands and agrees that such Letter of Representations when executed by the Company, the Bank and DTC shall supplement the provisions of this Agreement and that the Company, the Bank, and DTC shall be bound by the terms and provisions of the Letter of Representations, including any procedures and operational arrangements applicable thereunder.

         3.       SUPPLY OF COMMERCIAL PAPER NOTES.

         (a) The Company will from time to time furnish the Bank with an adequate supply of Commercial Paper Notes, which shall be Book-Entry Commercial Paper Notes and/or Certificated Commercial Paper Notes, as the Company in its sole and absolute discretion considers appropriate. If Certificated Commercial Paper Notes are to be issued, they shall be in the form provided by the Company, shall be serially numbered and shall have been executed by manual or facsimile signature of an Authorized Representative (as hereafter defined), but shall otherwise be uncompleted. Book-Entry Commercial Paper Notes shall be substantially in the forms attached to the Letter of Representations and shall be represented by one or more master notes ("Master Note" or "Master Notes") which shall be executed by manual or facsimile signature by an Authorized Representative in accordance with the Letter of Representations. Pending receipt of instructions pursuant to this Agreement, the Bank will hold the Certificated Commercial Paper Notes and Master Note(s) in safekeeping for the account of the Company or DTC, as the case may be, in accordance with the Bank's customary practice.

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         (b)      Each Certificated Commercial Paper Note or Master Note
delivered to the Bank shall be accompanied by a letter from the Company, as the case may be, identifying the Certificated Commercial Paper Note or Master Note(s) transmitted therewith, and the Bank shall acknowledge receipt of such Certificated Commercial Paper Note(s) or Master Note(s) on the copy of such letter or pursuant to some other form of written receipt deemed appropriate by the Bank at the time of delivery to the Bank of such Certificated Commercial Paper Note(s) or Master Note(s). Pending the issuance of Certificated Commercial Paper Notes as provided in Section 5 hereof, all Certificated Commercial Paper Notes and Master Note(s) delivered to the Bank shall be held by the Bank for the account of the Company or DTC, as the case may be, for safekeeping in accordance with the Bank's customary practice.

         4. AUTHORIZED REPRESENTATIVES. With the delivery of this Agreement, the Company is furnishing to the Bank, and from time to time thereafter may furnish to the Bank, and shall furnish to the Bank upon the Bank's request, certificates ("Incumbency Certificates") of a responsible officer (a "Responsible Officer") of the Company certifying the incumbency and specimen signatures of officers or agents of the Company authorized to execute Commercial Paper Notes on behalf of the Company by manual or facsimile signature and/or to take other action hereunder on behalf of the Company (each an "Authorized Representative"); such Incumbency Certificate shall also specify the names of employees of Dealers who are authorized to give notices and/or issuance instructions to the Bank as provided herein (a "Dealer Representative"). Until the Bank receives a subsequent Incumbency Certificate of the Company, the Bank is entitled to rely on the last such Incumbency Certificate delivered to the Bank for purposes of determining the Authorized Representatives and Dealer Representatives. The Bank shall not have any responsibility to the Company to determine by whom or by what means a facsimile signature may have been affixed on the Commercial Paper Notes, or to determine whether any facsimile or manual signature resembles the specimen signature(s) filed with the Bank by a duly authorized officer of the Company. Any Commercial Paper Notes bearing the manual or facsimile signature of a person who is an Authorized Representative on the date such signature is affixed shall be binding on the Company after the authentication thereof by the Bank notwithstanding that such person shall have died or shall have otherwise ceased to hold his office on the date such Commercial Paper Note is countersigned or delivered to the Bank.

         5.       COMPLETION, AUTHENTICATION AND DELIVERY OF COMMERCIAL PAPER
NOTES.

         (a) In the case of Certificated Commercial Paper Notes, from time to time during the term of this Agreement and subject to the terms and conditions hereof, and upon the Bank's timely receipt of written, telecopy or telex instructions or telephonic instructions (promptly confirmed in writing by telecopy or electronic transmission) or notice transmitted directly to the Bank's computers or in such other manner as the Bank then employs as the Bank's normal business practice, not later than 12:30 pm New York City time on a day on which the Bank is open for business (a "Business Day"), from an Authorized Representative or a Dealer Representative, on the date of issuance of any Certificated Commercial Paper Notes (in the case of instructions from an Authorized Representative, a copy of such instructions shall be sent to the Dealer Representative by said Authorized Representative), the Bank shall withdraw the respective Certificated Commercial Paper Notes from safekeeping and in accordance with the instructions so received, take the following actions with respect to each such Certificated Commercial Paper Note:

                  i. date each such Certificated Commercial Paper Note the date of issuance thereof (which shall be a Business
                           Day) and insert the maturity date thereof (provided that the Authorized Representative or Dealer Representative shall ensure that such date is a Business Day and that it shall not be more than 270 days from the date of issue) and the face amount (provided that Authorized Representative or the Dealer Representative shall ensure that such face amount is $250,000 or integral multiples of $1,000 in excess thereof) thereof in figures;

                  ii. authenticate (by countersigning) each such Certificated Commercial Paper Note in the appropriate space provided thereon;

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                  iii.     deliver in the Borough of Manhattan south of Chambers
                           Street each such Certificated Commercial Paper Note to the Dealer, or the consignee, if any, designated by such Authorized Representative or Dealer Representative for the account of the Dealer; and

                  iv. Insert the interest rate and applicable discount amount.

         (b) In the case of Book-Entry Commercial Paper Notes, from time to time during the term of this Agreement and subject to the terms and conditions hereof, and upon the Bank's timely receipt of written, telecopy or telex instructions or telephonic instructions (promptly confirmed in writing by telecopy or electronic transmission) or notice transmitted directly to the Bank's computers or in such other a manner as the Bank then employs as the Bank's normal business practices, not later than 2:00 pm New York City time on a Business Day, from an Authorized Representative or a Dealer Representative, on the date of issuance of any Book-Entry Commercial Paper Notes (in the case of instructions from an Authorized Representative, a copy of such instructions shall be sent to the Dealer Representative by said Authorized Representative), the Bank shall give issuance instructions for the issuance of Book-Entry Commercial Paper Notes to DTC in a manner set forth in, and take other actions as are required by, the Letter of Representations. Instructions for the issuance of Book-Entry Commercial Paper Notes shall include the following information with respect to each Book-Entry Commercial Paper Note:

                  i. the date of issuance of each such Book-Entry Commercial Paper Note (which shall be a Business
                           Day);

                  ii. the maturity date of each such Book-Entry Commercial Paper Note (provided that the Representative or Dealer Representative shall ensure that such date is a Business Day and that it shall not be more than 270 days from the date of issue);

                  iii. the face amount (provided that the Authorized Representative or the Dealer Representative shall ensure that such face amount is $250,000 or integral multiples of $1,000 in excess thereof) in figures; and

                  iv.      the interest rate and applicable discount amount.

         (c) The Company understands that although the Bank has been instructed to deliver Commercial Paper Notes against payment, delivery of Commercial Paper Notes will, in accordance with the custom prevailing in the commercial paper market, be made before receipt of payment in immediately available funds. Therefore, once the Bank has delivered a Commercial Paper Note to a Dealer or its agent as provided herein, the Company shall bear the risk that a Dealer or its agent fails to remit payment for the Commercial Paper Note to the Bank. The Bank shall have no liability to the Company for any failure or inability on the part of the Dealer to make payment for Commercial Paper Notes. Nothing in this Agreement shall require the Bank to purchase any Commercial Paper Note or expend the Bank's own funds for the purchase price of a Commercial Paper Note or Commercial Paper Notes.

         (d) Except as may otherwise be provided in the Letter of Representations, if at any time the Company instructs the Bank to cease issuing Certificated Commercial Paper Notes and to issue only Book-Entry Commercial Paper Notes, the Bank agrees that all Commercial Paper Notes will be issued as Book-Entry Commercial Paper Notes and that no Certificated Commercial Paper Notes shall be exchanged for Book-Entry Commercial Paper Notes unless and until the Bank has received written instructions from an Authorized Representative (any such instructions from a Dealer Representative shall not be sufficient for this purpose) to the contrary.

         (e) It is understood that the Bank is not under any obligation to assess or review the financial condition or creditworthiness of any person to or for whose account the Bank delivers a Commercial Paper Note pursuant to instructions from an Authorized Representative or Dealer Representative or advise the Company as to the results of any such appraisal or investigation the Bank may have conducted on its own or of any adverse information concerning any such person that may in any way have come to the Bank's attention.

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         (f)      It is understood that DTC may request the delivery of
Certificated Commercial Paper Notes in exchange for Book-Entry Commercial Paper Notes upon the termination of DTC's services pursuant to the DTC Letter of Representations. Accordingly, upon such termination, the Bank is authorized to complete and deliver Certificated Commercial Paper Notes in partial or complete substitution for Book-Entry Commercial Paper Notes of the same face amount and maturity as requested by DTC. Upon the completion or delivery of any such Certificated Commercial Paper Note, the Bank shall annotate the Bank's records regarding the Master Note with respect to such Book-Entry Commercial Paper Notes to reflect a corresponding reduction in the face amount of the outstanding Book-Entry Commercial Paper Notes. The Bank's authority to so complete and deliver such Certificated Commercial Paper Notes shall be irrevocable at all times from the time a Book-Entry Commercial Paper Note is purchased until the indebtedness evidenced thereby is paid in full.

         (g) If the Bank shall receive written or telecopy instructions (confirmed in writing in accordance with this Agreement) or telephonic instructions (promptly confirmed in writing by telecopy or electronic transmission) from the Company not to issue or deliver Commercial Paper Notes, until revoked in writing or superseded by further written instructions from the Company, the Bank shall not issue or deliver Commercial Paper Notes, provided, however, that notwithstanding contrary instructions from the Company, the Bank shall be required to deliver Commercial Paper Notes with respect to agreements for the sale of Commercial Paper Notes concluded by an Authorized Representative or Dealer Representative prior to receipt by the Authorized Representative or Dealer Representative of notice of such instructions from the Company, which the Authorized Representative or Dealer Representative shall be required to confirm to the Bank in writing prior to the Bank's delivery of the Commercial Paper Notes. For purposes of the preceding provision, the Bank may rely on written notice given or delivered to the Bank by an Authorized Representative or Dealer Representative as to whether any particular Commercial Paper Notes are to be issued in respect of such agreements concluded by such Authorized Representative or Dealer Representative, and the Bank shall have no obligation to make any other or further investigation.

         6. PROCEEDS OF SALE OF THE COMMERCIAL PAPER NOTES. Contemporaneously with the execution and delivery of this Agreement, and for the purposes of this Agreement, the Bank will establish an account designated as the RPM International Inc. Note Account (the "Note Account"). On each day on which a Dealer or its agent receives Commercial Paper Notes (whether through the facilities of DTC in the manner set forth in the Letter of Representations or by delivery in accordance with the provisions of this Agreement), all proceeds received by the Bank in connection with such sale shall be credited in immediately available funds to the Note Account. From time to time upon written instructions received by the Bank from an Authorized Representative, the Bank agrees to transfer immediately available funds from the Note Account to any bank or trust company in the United States for the Company's account. If the Bank chooses, in its sole discretion, to credit the Company's account before the Bank has collected funds for delivery of Commercial Paper Notes, it is understood that such credit shall be an advance to the Company to be promptly repaid to the Bank from the proceeds of sale of Commercial Paper Notes. If any such advance is not repaid on the day it is used, the Company shall repay such advance on the next business day together with interest thereon at the rate charged by the Bank for such advance (which rate shall be no less than the "Prime Rate"). As used in this Agreement, "Prime Rate" means the rate of per annum interest which U.S. Bank National Association ("USBNA") announces publicly or otherwise makes available to the public from time to time as its "prime rate" (currently calculated on the basis of the actual number of days elapsed over a year of 360 days) with any change in the "prime rate" to be effective on and as of the date of any change in said "prime rate". The Prime Rate and the calculation thereof may be established by USBNA in its sole discretion and is not necessarily the lowest rate of interest offered by USBNA to its most creditworthy customers. The Prime Rate is a variable or fluctuating rate which increases or decreases from time to time.

         7.       PAYMENT OF MATURED COMMERCIAL PAPER NOTES.

         (a) By 1:00 pm, New York time, on the date that any Commercial Paper Notes are scheduled to mature, the Company shall ensure that there shall have been transferred to the Bank for deposit in the Note Account immediately available funds at least equal to the amount of Commercial Paper Notes maturing on such date. When any matured Commercial Paper Note is presented to the Bank for payment by the holder thereof (which may, in the case of Book-Entry Commercial Paper Notes, be DTC or a nominee of DTC), payment shall be made from and charged to the Note Account to the extent funds are available in said account.

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         (b)      Each Commercial Paper Note presented to the Bank for payment at or prior to 2:15 pm, New York City time, on any Business Day at or after the maturity date of such Commercial Paper Note shall be paid by the Bank on the same day as such presentation (or if presented after 2:15 pm, New York City time on any such Business Day, then on the next succeeding Business Day) to the extent funds are available in the Note Account.

         8. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby warrants and represents to the Bank, and, each request to issue Commercial Paper Notes shall constitute the Company's continuing warranty and representation, as follows:

         (a) This Agreement is, and all Commercial Paper Notes delivered to the Bank pursuant to this Agreement will be, duly authorized, executed and delivered by the Company. The Bank's appointment to act for the Company hereunder is duly authorized by the Company.

         (b) The issuance and delivery of the Commercial Paper Notes will not violate any state or federal law and the Commercial Paper Notes do not require registration under the Securities Act of 1933, as amended.

         (c) This Agreement constitutes, and the Commercial Paper Notes, when completed, countersigned, and delivered pursuant hereto, will constitute, the Company's legal, valid and binding obligations enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

         (d) The Company is a corporation duly organized and validly existing under the laws of Delaware and no liquidation, dissolution, bankruptcy, windup or similar proceedings have been instituted with respect to the Company.

         (e) The Company has, and at all relevant times has had, all necessary power and authority to execute, deliver and perform this Agreement and to issue the Commercial Paper Notes.

         (f) The Company has taken all actions which are required for the authorization of the issuance of the Commercial Paper Notes, and for the authorization, execution, delivery and performance of this Agreement, and such actions do not require the approval or consent of any holder or trustee of any indebtedness or obligations of the Company.

         (g) The issuance of Commercial Paper Notes by the Company (i) does not and will not contravene any provision of any governmental law, regulation or rule applicable to the Company, and (ii) does not and will not conflict with, breach or contravene the provisions of any material contract or other instrument binding upon the Company, except with respect to both clauses (i) and (ii) where such conflicts, breaches or contraventions would not, singularly or in the aggregate, have a material adverse effect on the consolidated financial condition, results of operation or business of the Company and its subsidiaries, taken as a whole.

         9. RELIANCE ON INSTRUCTIONS. Except as otherwise set forth herein, the Bank shall incur no liability to the Company in acting hereunder upon telephonic or other instructions contemplated hereby which the Bank reasonably believed in good faith to have been given by an Authorized Representative or a Dealer Representative, as the case may be. In the event a discrepancy exists with respect to such instructions, the telephonic instructions as understood by the Bank will be deemed the controlling and proper instructions, unless such instructions are required by this Agreement to be in writing.

         10. CANCELLATION OF COMMERCIAL PAPER NOTES. Upon payment by the Bank of Certificated Commercial Paper Note(s) presented for payment, the Bank shall mark such Certificated Commercial Paper Note(s) as paid and (i) in due course cancel Certificated Commercial Paper Note(s) presented for payment and from time to time return such canceled Certificated Commercial Paper Notes to the Company, or (ii) destroy such Certificated Commercial Paper Notes(s) and deliver to the Company from time to time a destruction certificate identifying all Certificated Commercial Paper Notes destroyed since the issuance of the prior destruction certificate. After payment of any matured Book-Entry Commercial Paper Notes, the Bank shall annotate the Bank's records to reflect

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the face amount of Book-Entry Commercial Paper Notes outstanding in accordance with the Letter of Representations. Promptly upon the written request of the Company, the Bank agrees to cancel and return to the Company all unissued Certificated Commercial Paper Notes in the Bank's possession at the time of such request.

         11.      NOTICES; ADDRESSES.

         (a) All communications to the Bank by or on behalf of the Company or a Dealer, by writing, telecopy, telex or telephone, and which relates to the completion, delivery or payment of the Commercial Paper Note(s), are to be directed to Commercial Paper Operations at the address indicated in Section 11(b) below.

         (b) Notices and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing (which may be by facsimile) and shall be addressed as follows, or to such other address as the party receiving such notice shall have previously specified to the party sending such notice:

                  if to the Company, at:    RPM International Inc.
                                            2628 Pearl Road
                                            P.O. Box 777
                                            Medina, OH 44258

                  Attention:                Keith Smiley, Vice President and
                                             Treasurer
                  Facsimile No.:            (330) 225-6574
                  Telephone No.:            (330) 273-8837

                  With a copy to:           P. Kelly Tompkins
                                            Senior Vice President, General
                                             Counsel and Secretary
                                            RPM International Inc.
                                            2628 Pearl Road
                                            P.O. Box 777
                                            Medina, OH 44258

                                            Edward W. Moore
                                            Calfee, Halter & Griswold LLP
                                            1400 McDonald Investment Center
                                            800 Superior Avenue
                                            Cleveland, OH 44114-2688

         if to the Bank,

                  CONCERNING THE DAILY ISSUANCE OF COMMERCIAL PAPER NOTES:

                                    U.S. Bank Trust National Association
                                    100 Wall Street, Suite 1600
                                    New York, NY 10005

                  Attention:                Commercial Paper Operations
                  Facsimile No.:            (212) 509-4529
                  Telephone No.:            (212) 361-3841

                  CONCERNING ALL OTHER MATTERS:

                                    U.S. Bank Trust National Association
                                    100 Wall Street, Suite 1600
                                    New York, NY 10005

                  Attention:                Corporate Trust Administration

                  Facsimile No.:            (212) 509-3384
                  Telephone No.:            (212) 361-2894

         (c) In any case where it is provided in this Agreement that a copy of any instruction, demand or other notice is to be delivered to a Dealer, such copy shall be delivered to the Dealer at the address set forth below by the same means as the original thereof shall have been given, provided that the failure of such copy to be given to any Dealer shall not invalidate or adversely affect the original thereof:

                  Dealer:           U.S. Bancorp Piper Jaffray
                                    111 S.W. Fifth Avenue, 19th Floor
                                    Portland, OR 97204-3604

         Notices shall be deemed delivered when received at the address specified above. For purposes of this Section 11, "when received" shall mean actual receipt (i) of an electronic communication by telecopier or issuance system specified in or pursuant to this Agreement; or (ii) of a written communication hand-delivered at the office specified in or pursuant to this Agreement.

         12. LIABILITY. Neither the Bank nor the Bank's agents shall be liable for any act or omission hereunder, except in the case of bad faith, gross negligence or willful misconduct as described in Section 13 herein. The Bank's duties and obligations shall be determined by the express provisions of this Agreement, and the Letter of Representations (including the documents referred to therein), and the Bank and the Bank's agents shall be responsible for the performance of only such duties and obligations as are specifically set forth herein and therein, and no implied covenants shall be read into any such document against the Bank or the Bank's agents. Neither the Bank nor the Bank's agents shall be required to ascertain whether any issuance or sale of Commercial Paper Note(s) (or any amendment or termination of this Agreement) has been duly authorized or is in compliance with any other agreement to which the Company is a party (whether or not the Bank or any such agent is a party to such other agreement).

         13. INDEMNITY. The Company agrees to indemnify and hold the Bank, the Bank's employees and any and all of the Bank's officers and agents harmless from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses of any nature (including, without limitation, attorneys' fees and expenses) arising out of or resulting from this Agreement or the transactions or activities contemplated hereby or the exercise of the Bank's rights and/or the performance of the Bank's duties (or those of the Bank's agents and employees) hereunder; provided, however that the Company shall not be liable to indemnify or pay the Bank or any of the Bank's officers or employees with respect to any loss, liability, action, suit, judgment, demand, damage, cost or expense that results from or is attributable to the Bank's bad faith, gross negligence or willful misconduct or that of the Bank's officers or employees. The foregoing indemnity includes, but is not limited to, (a) any action taken or omitted to be taken by the Bank or any of the Bank's officers or employees upon written, telecopy, telephonic or other electronically transmitted instructions (each as authorized herein) received by the Bank from, or believed by the Bank in good faith to have been given by, the proper person or persons, (b) the Bank's improperly executing or failing to execute any instruction because of unclear instructions, failure of communications media or any other circumstances beyond the Bank's control, and (c) the actions or inactions of DTC. The provisions of this Section 13 shall survive (i) the Bank's resignation or removal hereunder and (ii) the termination of this Agreement. In no event shall the Bank be liable for special, indirect or consequential damages.

         14.      TERMINATION.

         (a) This Agreement may be terminated at any time by either the Bank or the Company by 15 days' prior written notice to the other, provided that the Bank agrees to continue acting as issuing and paying agent hereunder until such time as the Bank's successor has been selected and has entered into an agreement with the Company to that effect. Such termination shall not affect the respective liabilities of the parties hereunder arising prior to such termination.

         (b) If no successor has been appointed within 30 days, then the Bank have the right to petition a court of competent jurisdiction for the appointment of a successor issuing and paying agent hereunder. The Bank shall be reimbursed for any and all expenses in connection with any such petition and appointment.

         (c) On the Business Day following the date of termination of this Agreement, the Bank shall destroy all Certificated Commercial Paper Notes in the Bank's possession and shall transfer to the Company all funds, if any, then on deposit in the Note Account. The Bank shall promptly notify the Company of all Certificated Commercial Paper Notes so destroyed.

         15. AMENDMENTS AND MODIFICATIONS. No amendment, modification or waiver of any provision of this Agreement, nor any consent to any departure by any party from any provision hereof binding upon such party, shall be effective unless the same shall be in writing and signed by all the parties hereto.

         16. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors, including successors by merger, and assigns; provided, however, that no party hereto may assign any of its rights or obligations hereunder, except with the prior written consent of all the other parties hereto.

         17.      GOVERNING LAW.

         (a) This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and performed in the State of New York and, to the extent applicable, operating circulars of the Federal Reserve Bank, federal laws and regulations as amended, New York Clearing House rules and, to the extent not otherwise inconsistent with this Agreement, general commercial bank practices applicable to commercial paper issuance and payment.

         (b) Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the United States Federal courts located in the Borough of Manhattan and the courts of the State of New York located in the Borough of Manhattan.

         18. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts; each counterpart, when so executed and delivered, shall be deemed to be an original; and all of which counterparts, taken together, shall constitute one and the same agreement.

         19. HEADINGS. Section headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

         20. COMPENSATION AND EXPENSES. The Company shall pay the Bank from time to time following the execution of this Agreement reasonable compensation for all services rendered by the Bank hereunder as agreed between the Bank and the Company. The Company shall reimburse the Bank upon the Bank's request for all expenses, disbursements and advances incurred or made by the Bank in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of the Bank's agents and counsel) except any expense or disbursement attributable to the Bank's bad faith, gross negligence or willful misconduct.

         21.      MISCELLANEOUS.

         (a) No implied covenants or obligations of or against the Bank are to read into this Agreement or any other agreement. No provision of this Agreement shall require the Bank to risk the Bank's own funds or otherwise incur any financial liability in the performance of any of the Bank's duties hereunder or in the exercise of any of the Bank's duties hereunder or in the exercise of any of the Bank's rights and powers hereunder.

         (b) The Bank may consult with counsel, and any advice or written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by the

Bank, in the absence of bad faith, gross negligence or willful misconduct on the Bank's part, in reliance on such advice or opinion.

         (c) The Bank shall not be accountable for the use or application by any person of disbursements properly made by the Bank in conformity with the provisions of this Agreement.

         (d) The Bank may rely and shall be protected in acting upon any document or writing presented to the Bank hereunder and in good faith reasonably believed by the Bank to be genuine and to have been signed and presented by an authorized person or persons.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                   RPM INTERNATIONAL INC.

                                   /s/ Keith R. Smiley
                                   ---------------------------------------
                                           Authorized Officer's Signature

                                   Name:    Keith R. Smiley
                                            ------------------------------

                                   Title:   Vice President - Treasurer
                                            ------------------------------

                                   Date:    April 21, 2003
                                            ------------------------------

                                   U.S. BANK TRUST NATIONAL
                                   ASSOCIATION

                                   /s/ Rouba Fakih
                                   ---------------------------------------
                                           Authorized Officer's Signature

                                   Name:    Rouba Fakih
                                            ------------------------------

                                   Title:   Vice President
                                            ------------------------------

                                   Date:    April 21, 2003
                                            ------------------------------

                               SAMPLE CERTIFICATE
                                 (ISSUER'S NAME)
                             SECRETARY'S CERTIFICATE

         I, _____________________________, the duly elected, qualified and acting Secretary/Assistant Secretary of_______________________________________
(the "Issuer") do hereby certify that appearing below as Item "A" is a true and correct copy of the resolutions duly adopted by the Board of Directors of the Issuer on _________________, 19____ and that said resolutions have not been amended, modified or revoked, and are in full force and effect on the date hereof; and furthermore that such resolutions are the only resolutions adopted by the Issuer's Board of Directors or any committee thereof governing the subject matter described there in. I do hereby further certify that appearing below as "Item B" is an original list with the specimen signature and true and correct title of each of the officers of the Issuer empowered to act as a "Responsible Officer" under the resolution appearing in Item "A" and that said list has not been amended, modified or revoked and is in full force and effect on the date thereof.

                                    ITEM "A"

         BE IT RESOLVED by the Board of Directors of ___________________________ hereafter referred to as (the "Issuer") as follows:

         RESOLVED that any single (titles) of the Issuer (the "Responsible Officer(s)") be and they hereby are authorized to execute and deliver for and behalf of the Issuer an Issuing and Paying Agent Agreement (the "Agreement") (a) appointing U.S. Bank Trust National Association as an issuing and paying agent and depository of the Issuer, and (b) providing for the safekeeping, completion, countersignature, issuance, delivery and payment of commercial paper.

         RESOLVED that any one of the Responsible Officer(s) may, in connection with the foregoing, make, execute, and deliver in the name of the Issuer, under the Issuer's corporate seal or otherwise, any documents or other instruments and to take any and all such further actions as such Responsible Officer(s) may, in their discretion, deem necessary or appropriate to effect the foregoing transactions including, but not limited to, designating one or more of the employees or agents of the Issuer as Authorized Representatives under the Agreement and one or more employees of a dealer as Dealer Representatives under the Agreement

                                    ITEM "B"

Responsible Officer(s) of the Issuer

        Name                           Title                     Signature
        ----                           -----                     ---------
________________________       _____________________        ____________________
________________________       _____________________        ____________________
________________________       _____________________        ____________________

                  IN WITNESS WHEREOF, I have hereunto signed my name.

                        ________________________________________________________
                        Signature of Issuer's Secretary/Assistant Secretary

                          SAMPLE INCUMBENCY CERTIFICATE
                            OF RESPONSIBLE OFFICER OF
                         ______________________________
                                (Company's Name)

                        RESPONSIBLE OFFICER'S CERTIFICATE

                 I, _______________________________, the duly elected, qualified and acting ________________________________ of _____________________________ do
hereby certify and designate to U.S. Bank Trust National Association (the "Bank") that appearing below or attached to this certificate is:

                 (a) A list with the specimen signature, names, and titles of each of the officers or agents (each an "Authorized Representative") of the above mentioned Company who are authorized to execute Commercial Paper Notes on behalf of the Company by manual or facsimile signature and/or to take other actions under the Issuing and Paying Agent Agreement between the Company and the Bank, and

                 (b) A list of employees of Dealers ("Dealer Representatives") who are authorized to give notices and/or issuance instructions, to the Bank in writing or via electronic communication link, such list containing the names and specimen signature of each of such Dealer Representatives.

                           (1)      List of Authorized Representatives:

Name                              Title                        Specimen
Signature
_____________________    __________________________    _______________________
_____________________    __________________________    _______________________
_____________________    __________________________    _______________________
_____________________    __________________________    _______________________

                           (2)       List of Dealer Representatives:

         Name                       Signature
________________________   ___________________________
________________________   ___________________________
________________________   ___________________________
________________________   ___________________________

                  IN WITNESS WHEREOF, I have hereunto signed by name.

                           Name of Responsible Officer:_________________________
                           Title of Responsible Officer:________________________